UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C.  20549

_________________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934.

Date of Report: (Date of Earliest Event Reported): March 9, 2020 (March 3, 2020)

PANHANDLE OIL AND GAS INC.

(Exact name of registrant as specified in its charter)

OKLAHOMA	001-31759	73-1055775
(State or other jurisdiction	(Commission File Number)	(I.R.S. Employer
of incorporation)		Identification No.)

5400 North Grand Blvd.,
Suite 300
Oklahoma City, OK		73112
(Address of principal executive offices)		(Zip code)

(405) 948-1560
(Registrant’s telephone number including area code)

Not Applicable
(Former name or former address if changed since last report)

Securities registered pursuant in Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock, $0.01666 par value	PHX	New York Stock Exchange

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.☐

________________________________________________________________________

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

At the Annual Meeting of Stockholders of Panhandle Oil and Gas Inc. (the “Company”) held on March 3, 2020 (the “2020 Annual Meeting”), the Company’s stockholders approved Amendment No. 1 (the “Amendment”) to the Panhandle Oil and Gas Inc. 2010 Restricted Stock Plan (as amended, the “Plan”). The Amendment authorizes an additional 250,000 shares of common stock (“shares”) for issuance under the Plan, bringing the total number of shares authorized for issuance under the Plan to 750,000 shares.

A description of the Plan, as modified by the Amendment, is set forth in the Company’s Proxy Statement filed with the Securities and Exchange Commission on January 23, 2020 (the “2020 Proxy Statement”). The description of the Amendment is qualified in its entirety by reference to the full text of the Amendment, which is filed as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

At the 2020 Annual Meeting, the Company’s stockholders voted on and approved a proposal to amend the Company’s Certificate of Incorporation to authorize the board of directors to classify any unissued shares of stock and reclassify any previously classified but unissued shares of stock of any class or series from time to time, in one or more classes or series of stock, including the ability to classify any stock as, or issue, preferred stock.

On March 9, 2020, following the approval of the proposal to amend the Company’s Certificate of Incorporation by the Company’s stockholders at the 2020 Annual Meeting, the Company filed the Amended and Restated Certificate of Incorporation of Panhandle Oil and Gas Inc. (the “Amended and Restated Certificate”) with the Secretary of State of Oklahoma.

A description of the Amended and Restated Certificate is set forth in the Company’s 2020 Proxy Statement. The description of the Amended and Restated Certificate is qualified in its entirety by reference to the full text of the Amended and Restated Certificate, which is filed as Exhibit 3.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 5.07	Submission of Matters to a Vote of Security Holders.

The Company held its 2020 Annual Meeting at the Oklahoma History Center in Oklahoma City, Oklahoma. Based on the January 13, 2020, record date, there were 16,452,642 shares of the Company’s Class A Common Stock entitled to vote at the 2020 Annual Meeting, of which 13,625,566 shares, or approximately 83% of the Company’s Class A Common Stock issued and outstanding, were represented either in person or by proxy.

At the 2020 Annual Meeting, the Company’s stockholders voted on the following proposals, detailed descriptions of which are contained in the 2020 Proxy Statement:

(1) Election of Mark T. Behrman and Chad L. Stephens as directors to serve for three-year terms ending on the date of the Company’s Annual Meeting of Stockholders in 2023;

(2) Approval of an amendment to the Panhandle Oil and Gas Inc. 2010 Restricted Stock Plan to increase the number of shares authorized for issuance by 250,000 shares;

(3) Advisory vote to approve the compensation of the Company’s named executive officers;

(4) Advisory vote to determine the frequency of future advisory votes on the compensation of the Company’s named executive officers;

(5) Ratification of selection of Ernst & Young LLP as the Company’s Independent Registered Public Accounting Firm for fiscal year ended September 30, 2020; and

(6) Approval of an amendment to the Company’s Certificate of Incorporation to authorize the board of directors to classify any unissued shares of stock and reclassify any previously classified but unissued shares of stock of any class or series from time to time, in one or more classes or series of stock, including the ability to classify any stock as, or issue, preferred stock.

All proposals were approved by the Company’s stockholders. The following tables provide the results of each voting proposal:

Proposal #1 – Election of two directors for a term of three years:
	For	Against	Abstentions	Broker Non-Votes
Mark T. Behrman	10,778,342	554,197	37,190	2,255,837
Chad L. Stephens	10,880,822	451,717	37,190	2,255,837

Proposal #2 – Approval of amendment to Panhandle Oil and Gas Inc. 2010 Restricted Stock Plan:
	For	Against	Abstentions	Broker Non-Votes
Totals	8,669,626	2,587,409	112,694	2,255,837

Proposal #3 – Advisory vote on executive compensation:
	For	Against	Abstentions	Broker Non-Votes
Totals	10,229,288	971,999	168,442	2,255,837

Proposal #4 – Advisory vote on frequency of future advisory votes on executive compensation:
	1 Year	2 Years	3 Years	Abstentions	Broker Non-Votes
Totals	10,404,830	59,073	825,157	80,669	2,255,837

Proposal #5 – Ratification of selection of Independent Registered Public Accounting Firm:
	For	Against	Abstentions	Broker Non-Votes
Totals	13,235,632	325,937	63,997	-

Proposal #6 – Approval of amendment to Company’s Certificate of Incorporation:
	For	Against	Abstentions	Broker Non-Votes
Totals	8,871,657	2,374,364	123,708	2,255,837

(d) Frequency of Stockholder Votes on Executive Compensation.  Consistent with the recommendation of the board of directors, the Company’s stockholders recommended, by advisory vote, a one-year frequency of future advisory votes on executive compensation. In accordance with these results and its previous recommendation, the Company’s board of directors determined that future advisory votes on executive compensation will be held every year until the next required advisory vote on the frequency of stockholder votes on the compensation of named executive officers, which the Company expects to hold no later than its 2026 Annual Meeting of Stockholders.

Item 9.01	Financial Statements & Exhibits.

(d) Exhibits

Exhibit No.	Description
3.1*	Amended and Restated Certificate of Incorporation of Panhandle Oil and Gas Inc.
10.1*	Amendment No. 1 to Panhandle Oil and Gas Inc. 2010 Restricted Stock Plan

*Filed herewith

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PANHANDLE OIL AND GAS INC.

		By:	/s/ Chad L. Stephens
Chad L. Stephens
Chief Executive Officer

DATE:	March 9, 2020